EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated March 27, 2009, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, and (2) dated March 25, 2009, with respect to the financial statements of the subaccounts of Separate Account VA V, included in Post-Effective Amendment No. 11 to the Registration Statement (Form N-4 No. 333-112089) under the Securities Act of 1933 and related Prospectus of Flexible Premium Variable Annuity—F.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 27, 2009